SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 3, 2004
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact name of registrant as specified in charter)


         Washington                      0-26542                     91-1141254
(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of principal executive offices, zip code)


                                 (425) 483-3232
              (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

         The following exhibit is furnished pursuant to Items 9 and 12 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934:


         Exhibit No.            Exhibit
         -------------------    ------------------------------------------------
         99.1                   Press Release dated February 3, 2004


Item 9:  Regulation FD Disclosure

On February 3, 2004, the Registrant publicly disseminated a press release announcing the formation of a joint sales & marketing organization with Widmer Brothers Brewing. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K pursuant to Item 9.

Item 12:  Results of Operations and Financial Condition

On February 3, 2004, the Registrant publicly disseminated a press release announcing certain financial results for the quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K pursuant to Item 12.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REDHOOK ALE BREWERY, INCORPORATED



Dated:  February 3, 2004            By: /s/ DAVID J. MICKELSON
                                        ----------------------------------------
                                            David J. Mickelson
                                             Executive Vice President,
                                             Chief Financial Officer and
                                             Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
--------------    --------------------------------------------------------------

99.1              Press Release dated February 3, 2004